UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane
Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As disclosed previously, on April 10, 2025, ROS Acquisition Offshore LP (“ROS Acquisition”), Royalty Opportunities S.àr.l (“ROS S.àr.l”) and OrbiMed Royalty Opportunities II, LP (“ORO II” and together with ROS Acquisition and ROS S.àr.l, the “Sellers”), each of which are affiliates of OrbiMed Advisors LLC (“OrbiMed Advisors”) and collectively majority stockholders of Xtant Medical Holdings, Inc. (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with funds affiliated with Nantahala Capital Management, LLC (“Nantahala”), an existing stockholder of the Company, and certain other investors (together with Nantahala, the “Purchasers”), pursuant to which the Sellers agreed to sell to the Purchasers an aggregate of approximately 73.1 million shares (the “Shares”) of common stock, par value $0.000001 per share (the “Common Stock”), of the Company, at a per Share price of $0.42, subject to the terms and conditions contained in the Stock Purchase Agreement. The Company is not party to the Stock Purchase Agreement, which was privately negotiated amongst the Sellers and the Purchasers.

The closing of the sale of the Shares pursuant to the Stock Purchase Agreement (the “Transaction”) occurred on April 15, 2025. To the Company’s knowledge, based solely on beneficial ownership filings made with the Securities and Exchange Commission (the “SEC”), the Shares sold in the Transaction by the affiliates of OrbiMed Advisors constitute all of the issued and outstanding shares of Common Stock previously held by affiliates of OrbiMed Advisors, resulting in OrbiMed Advisors and its affiliates no longer being a stockholder of the Company. As the lead purchaser in the Transaction, Nantahala purchased 57.0 million Shares, which together with shares of Common Stock previously held by Nantahala, result in Nantahala holding shares of Common Stock representing 49.1% of the issued and outstanding shares of Common Stock. As previously disclosed, as part of the transaction, the Company amended its credit agreements with MidCap Financial Trust and MidCap Funding IV Trust to increase the Common Stock ownership threshold that triggers a Change in Control from 40% to 49.9% such that Nantahala’s ownership percentage following the closing of the Transaction does not result in a Change in Control under the credit agreements solely by virtue of Nantahala’s ownership.

Also, as previously disclosed, to facilitate the Transaction, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a shelf resale registration statement (the “Resale Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within 30 days of the date of the closing, for purposes of registering the resale of the Shares. Under the terms of the Registration Rights Agreement, the Company agreed to use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the SEC within 60 days of the date of the closing (90 days in the event the Resale Registration Statement is reviewed by the SEC).

Item 1.02	Termination of a Material Definitive Agreement.

The Company was party to an Investor Rights Agreement with ROS Acquisition and ORO II pursuant to which the Company had granted ROS Acquisition and ORO II certain governance and other rights, including director nomination rights, special approval rights, and rights of first refusal, so long as certain Common Stock ownership thresholds were maintained by ROS Acquisition and ORO II (such agreement, as amended, the “Investor Rights Agreement”). After the closing of the Transaction, on April 15, 2025, the Company provided ROS Acquisition and ORO II written notice that the Company is terminating the Investor Rights Agreement effective immediately in accordance with Article IV thereof, which provides that the Investor Rights Agreement shall terminate upon written notice of either the Company or ROS Acquisition and ORO II at such time as their Ownership Percentage (as defined in the Investor Rights Agreement) is less than 10%.

Item 2.02	Results of Operations and Financial Condition.

In connection with the announcement of the closing of the Transaction on April 15, 2025, the Company disclosed preliminary, unaudited revenue for the quarter ended March 31, 2025. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 5.01	Changes in Control of Registrant.

Pursuant to the Transaction, as described in the Introductory Note hereto, which is incorporated by reference into this Item 5.01, the Purchasers completed the acquisition of the Shares from the Sellers, constituting 52.5% of the Common Stock outstanding as of April 15, 2025 for approximately $30.7 million, which the Company believes was funded out of the Purchasers’ personal funds. The consummation of the Transaction resulted in a change in control of the Company, as a result of which the Sellers own no shares of Common Stock and Nantahala gained effective control of the Company by virtue of holding approximately 49.1% of the Company’s issued and outstanding Common Stock and being the largest stockholder of the Company.

To the Company’s knowledge, as a result of the Transaction, the following stockholders own more than 5% of the Company’s issued and outstanding Common Stock:

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percent of Class(2)
Nantahala Capital Management, LLC(3)	68,394,000		49.1%
Altium Capital Management, LP(4)	14,525,511	(5)	10.0%
Lytton-Kambara Foundation(6)	9,463,442		7.0%
Gregory Vizirgianakis(7)	8,382,938		6.0%
Stavros G. Vizirgianakis(8)	7,700,454		5.5%

(1)	The number of shares beneficially owned by each person is determined in accordance with the SEC’s rules and regulations, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC’s rules and regulations, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 15, 2025, through the exercise of any stock option, warrants, or other rights or the vesting of any stock awards. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by that person.

(2)	Percent of class is based on 139,308,913 shares of the Company’s Common Stock outstanding as of April 15, 2025.

(3)	The Company provides the following additional information: the shares of Common Stock are beneficially owned by Nantahala Capital Partners Limited Partnership, a Massachusetts limited partnership (“NCP”) and Nantahala Capital Management, LLC, a Massachusetts limited liability company (“Nantahala”) through certain managed accounts and private funds including NCP (collectively, the “Nantahala Investors”). Nantahala serves as General Partner, Investment Manager, or Sub-Advisor to the Nantahala Investors. Wilmot B. Harkey and Daniel Mack are the principals and managing members of Nantahala. Mr. Harkey and Mr. Mack may be deemed, pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, to be beneficial owners all of shares of Common Stock held by the Nantahala Investors. Mr. Harkey and Mr. Mack have shared dispositive power and voting power over the shares.

(4)	Based on information contained in a Schedule 13G filed with the SEC on February 13, 2024 and other information known to the Company. Altium Growth Fund, LP (the “Fund”), Altium Capital Management, LP, and Altium Growth GP, LLC each have shared dispositive power and voting power over the shares. The Fund is the record and direct beneficial owner of the shares. Altium Capital Management, LP is the investment adviser of, and may be deemed to beneficially own the shares owned by the Fund. Altium Growth GP, LLC is the general partner of, and may be deemed to beneficially own the shares owned by the Fund. The number of shares consists of 8,027,593 shares of Common Stock and 6,497,918 shares of Common Stock issuable upon exercise of a warrant (the “Altium Warrant”).

(5)	While the total number of shares of Common Stock issuable upon exercise of the Altium Warrant is reflected in this table, the Fund is not permitted to exercise such Altium Warrant to the extent that such exercise would result in the Fund and its affiliates beneficially owning more than 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of such warrants. The Fund has the right to increase this beneficial ownership limitation in its discretion on 61 days’ prior written notice to the Company.

(6)	Laurence Lytton has voting and investment control over the shares of Common Stock held by the Lytton-Kambara Foundation.

(7)	The number of shares consists of 7,289,744 shares of Common Stock and 1,093,194 shares of Common Stock issuable upon exercise of warrants.

(8)	The number of shares consists of 5,995,355 shares of Common Stock, 217,770 shares of Common Stock issuable upon settlement of deferred stock units, 42,345 shares of Common Stock issuable upon exercise of options and 1,444,984 shares of Common Stock issuable upon exercise of warrants.

To the Company’s knowledge, there are no arrangements or understandings among members of both the former and new control persons and their respective associates with respect to the election of directors or other matters. Additionally, there are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Loss of Controlled Company Status

Prior to the Transaction, the Company was a “controlled company” pursuant to Section 801(a) of the NYSE American Company Guide, meaning that over 50% of its voting power was held by an individual, a group or another company. As a controlled company, the Company was not required to comply with Section 802(a), Section 804 or Section 805 of the NYSE American Company Guide, which require a listed company to maintain: (1) a majority (or 50% in the case of a smaller reporting company) of independent directors; (2) a nominating committee comprised of solely independent directors or board nominations from solely the independent directors on a board; and (3) a compensation committee comprised of solely independent directors or executive compensation determinations made from solely the independent directors on a board, respectively.

As a result of the Transaction, the Company believes, based on beneficial ownership filings made with the SEC and other information available to the Company, that the Company is no longer a controlled company within the meaning of the listing standards of the NYSE American. As previously disclosed, the Company currently maintains a Board of Directors comprised of a majority of independent directors and an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee comprised of solely independent directors.

Item 7.01	Regulation FD Disclosure.

On April 16, 2025, the Company issued a press release announcing the closing of the Transaction. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01	Other Events.

In light of the Transaction, the Company is supplementing the risk factors described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 6, 2025, to add the following new risk factors:

Nantahala owns a significant percentage of the Company’s Common Stock and is able to exert significant control over matters subject to stockholder approval, preventing other stockholders and new investors from influencing significant corporate decisions.

Nantahala owns approximately 49.1% of the Company’s outstanding Common Stock as of April 15, 2025. Because of its significant share ownership, Nantahala has the ability to exert substantial influence over the Company’s management and affairs and over substantially all matters requiring action by the Company’s stockholders, including amendments to the Company’s certificate of incorporation, bylaws, election and removal of directors, and approval of any significant corporate actions, including any merger, consolidation, or sale of all or substantially all of the Company’s assets. This may prevent or discourage unsolicited acquisition proposals or offers for the Company’s Common Stock. The interests of Nantahala may not be aligned with the interests of other stockholders. For example, Nantahala may have an interest in pursuing a sale of the Company, acquisitions, divestitures and other transactions or not pursuing such transactions that, in its judgment, could provide Nantahala liquidity or enhance or reduce its investment, even though such transactions might involve risks to the Company and other stockholders. This concentration of voting control could deprive other stockholders of an opportunity to receive a premium for their shares of Common Stock as part of a sale of the Company and ultimately might affect the market price of the Common Stock. In addition, this significant concentration of stock ownership may adversely affect the trading price of the Common Stock due to investors’ perception that conflicts of interest may exist or arise.

The sale or availability for sale of substantial amounts of Common Stock, particularly following effectiveness of the Resale Registration Statement, could adversely affect the market price of the Common Stock.

In a privately negotiated transaction, the Sellers sold to the Purchasers an aggregate of approximately 73.1 million shares of Common Stock, constituting 52.5% of the Common Stock outstanding as of April 15, 2025. Pursuant to the Registration Rights Agreement, the Company is obligated to file the Resale Registration Statement, upon the effectiveness of which these shares will be available for resale. Sales of substantial amounts of Common Stock in the public market, or the perception that these sales could occur particularly following effectiveness of the Resale Registration Statement, could adversely affect the market price of the Common Stock and could materially impair the Company’s ability to raise capital through equity offerings in the future. The Company cannot predict what effect, if any, market sales of Shares held by the Purchasers or any other stockholder of the Company or the availability of the Shares for future resale will have on the market price of the Common Stock, although it is likely that such sales would have a material adverse impact on the trading price of the Common Stock, especially given the Company’s low trading volume and low public float. If the trading price of the Company’s Common Stock decreases to levels viewed to be abnormally low and no longer suitable for listing under the NYSE American’s listing standards, the NYSE American likely would commence delisting proceedings and immediately suspend trading in the Common Stock.

Cautionary Statement Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “may,” “would,” ‘‘will,’’ “intends,” ‘‘expects,’’ ‘‘plans,’’ ‘‘believes,’’ “continue,” “future,” “potential,” similar expressions or the negative thereof, and the use of future dates. The Company cautions that its forward-looking statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the potential impacts of Nantahala’s ownership of a significant percentage of the Common Stock on the Company and other stockholders; the potential impact of future sales of the Shares, or the perception that such sales may occur, on the market price of the Common Stock; and whether the Company will be able to comply with applicable NYSE American listing standards following the loss of its controlled company status and/or any decreases in the market price of the Common Stock that may result from future sales of the Shares. Additional risk factors are contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 6, 2025 and subsequent SEC filings by the Company, including this Current Report on Form 8-K. Investors are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Registration Rights Agreement, dated as of April 10, 2025, among Xtant Medical Holdings, Inc. and each of the several purchasers signatory thereto (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2025 (SEC File No. 001-34951) and incorporated by reference herein).

10.2

Amendment No. 2 to Amended and Restated Credit, Security and Guaranty Agreement (Term Loan), dated as of April 9, 2025, among Xtant Medical, Inc., Bacterin International, Inc., X-spine Systems, Inc., Surgalign SPV, Inc., and any additional borrower that hereafter becomes party thereto, Xtant Medical Holdings, Inc., as a guarantor, MidCap Financial Trust, as agent, and the other financial institutions or other entities from time to time parties thereto (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2025 (SEC File No. 001-34951) and incorporated by reference herein)

10.3

Amendment No. 2 to Amended and Restated Credit, Security and Guaranty Agreement (Revolving Loan), dated as of April 9, 2025, among Xtant Medical, Inc., Bacterin International, Inc., X-spine Systems, Inc., Surgalign SPV, Inc., and any additional borrower that hereafter becomes party thereto, Xtant Medical Holdings, Inc., as a guarantor, MidCap Funding IV Trust, as agent, and the other financial institutions or other entities from time to time parties thereto (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2025 (SEC File No. 001-34951) and incorporated by reference herein)

99.1

Press Release of Xtant Medical Holdings, Inc. dated April 16, 2025 entitled “Xtant Medical Announces Secondary Private Sale of Existing Shares by OrbiMed and Preliminary First Quarter 2025 Revenue Growth of 18% to 19%” (furnished herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Scott Neils
Scott Neils
Chief Financial Officer

Date: April 16, 2025